Fees Summary	Jan. 16, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 50,000,000.00
Previously Paid Amount	(0)
Total Fee Amount	6,905.00
Total Offset Amount	(0)
Net Fee	$ 6,905.00